SUPPLEMENT DATED MARCH 21, 2025
TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024
FOR FOCUSED GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024, for Focused Growth Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective May 1, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following will be added as the last paragraph:

The Fund may lend its portfolio holdings to certain financial institutions.

In the Principal Risks subsection, Securities Lending Risk will be added after Underlying Fund Risk. The disclosure for this new risk to be added is as follows:

●	Securities Lending Risk: The Fund may engage in securities lending, which involves the risk that the Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. The Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.

In the Management subsection, information regarding Doug Rao is deleted from the “Portfolio Manager and Primary Title with Sub-Adviser” table.